John Keefe

September 14, 2016

John Salerno

Chairman

iGambit

1050 W. Jericho Tpke, Suite A

Smithtown, NY 11787

Dear John:

For personal reasons, it is no longer possible for me to serve on the iGambit Board of

Directors. Therefore, I am resigning as a director effective immediately. I wish you and the company success going forward.

Yours,